EXHIBIT 10.46

           CONSENT AND AMENDMENT TO CREDIT AGREEMENT
                AND AMENDMENT TO LOAN DOCUMENTS


     THIS CONSENT AND AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (the "Consent and Amendment") is made this 12th day of December, 1997, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION (successor by merger to United States National Bank of Oregon), ABN AMRO BANK, N.V., DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, FLEET NATIONAL BANK, KEYBANK NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED (each individually a "Lender" and collectively the "Lenders") BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION (successor by merger to United States National Bank of Oregon) as co-agents for Lenders, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as administrative agent for Lenders (the "Agent"), and MICRON ELECTRONICS, INC., a Minnesota corporation (the "Borrower").

                            RECITALS

     A. Borrower, Lenders and Agent are parties to that certain Credit Agreement dated as of June 27, 1997 (as the same may be amended, modified or extended from time to time the "Credit Agreement") and the related Loan Documents described therein.

     B. Since the date of the Credit Agreement, the office of Agent responsible for Agent's duties under the Credit Agreement has been changed from its Seattle, Washington office to its San
Francisco, California office.

     C. Borrower has expressed to Lenders and Agent its intention to sell one of its subsidiaries, Micron Custom
Manufacturing Services, Inc. ("Micron Custom") during the second quarter of its current fiscal year. The sale of Micron Custom, absent the consent of Agent (with consent of the Majority
Lenders), is prohibited under the terms of Section 7.2 of the Credit Agreement.

     D. Borrower has requested that Agent consent to the sale of Micron Custom, and that Lenders and Agent make modifications to certain covenants in the Credit Agreement. Agent and Lenders are prepared to consent to the sale of Micron Custom and to modify the Credit Agreement as requested by Borrower on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

                           AGREEMENT

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit
Agreement.

     2. Consent to Sale. Subject to the terms and conditions of this Consent and Amendment, Agent and Lenders hereby consent to the sale of all or substantially all of the capital stock of Micron Custom Manufacturing Services, Inc. This consent, when effective as provided in Section 5 hereof, shall further constitute a waiver by Agent and Lenders of their respective rights to exercise remedies under the Credit Agreement in respect of a breach of Borrower's obligations under Section 7.2 of the Credit Agreement resulting from such sale.

     3. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

          (a) Amendment to Definitions. In Section 1.1, amendments are made to the definitions, as follows:

               (1)  Business Day.  In the definition of "Business
Day" each reference to "Seattle, Washington" shall be amended to read "San Francisco, California."

               (2) EBITDA. The definition of "EBITDA" is added to read as follows:

               "EBITDA" means, for any period, Borrower's
     Net Income (or net loss), excluding any taxes associated therewith, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense, in each case determined on a consolidated basis in accordance with GAAP for such period.

               (3) Funded Debt. The definition of "Funded Debt" is added to read as follows:

               "Funded Debt" means, as of any date of
     determination, the sum of (i) all indebtedness or liability of Borrower for borrowed money, (ii) all Capital Leases of Borrower, in each case determined on a consolidated basis, and (iii) all indebtedness or liability for borrowed money or for Capital Leases for which Borrower is directly or contingently liable as obligor, guarantor, or otherwise, or in respect of which such person otherwise assures a creditor against loss.

               (4) Notice of Borrowing. In the definition of "Notice of Borrowing" each reference to "11:00 a.m." shall be amended to read "10:00 a.m."

          (b)  Amendments to Section 2.2:   Section 2.2 is hereby
amended and restated as follows:

          Section 2.2  Borrowing Base Activation.  The
     occurrence of any of the following events shall constitute a "Borrowing Base Activation Event" hereunder: (a) the Funded Debt to EBITDA Ratio, on a consolidated basis, exceeds 2.00 to 1 as of the end of any fiscal quarter ending on or after November 27, 1997 and before March 3, 1999 or exceeds 1.50 to 1 as of the end of any fiscal quarter ending on or after March 3, 1999; or (b) Borrower shall incur on a consolidated basis, pretax losses for two (2) consecutive fiscal quarters. Once a Borrowing Base Activation Event shall have occurred it shall be deemed to be continuing for all purposes hereunder until Borrower shall have delivered financial statements in accordance with
     Section 6.10 hereof demonstrating that (a) in the case of fiscal quarters ending on or after November 27, 1997 and before March 3, 1999, as of the last day of the applicable fiscal quarter, the Funded Debt to EBITDA Ratio was equal to or less than 2.00 to 1, or, in the case of fiscal quarters ending on or after March 3, 1999, as of the last day of the applicable fiscal quarter, the Funded Debt to EBITDA Ratio was equal to or less than 1.50 to 1, and (b) Borrower had not incurred (on a consolidated basis) pretax losses for such fiscal quarter and the immediately preceding fiscal quarter.

          (c)  Amendment to Section 2.7:   In the second sentence
of subsection 2.7(b) the reference to "11:00 a.m." shall be amended to read "10:00 a.m." In the fifth sentence of subsection 2.7(b) the words "by telephone (confirmed promptly by telex or facsimile transmission)" are hereby deleted, and the words "by telex or facsimile transmission" are substituted in their stead.

          (d)  Amendment to Section 2.11:   In the first sentence
of subsection 2.11(a) the words "Commercial Loan Service Center, Seattle, Washington" are hereby deleted, and the words "Payment Office set forth in Schedule 9 attached hereto" are substituted in their stead.

          (e)  Amendment to Section 3.2:   In the second sentence
of subsection 3.2(a) the words "at least one (1) Business Day" are hereby deleted, and the words "at least three (3) Business Days (or such shorter time as Agent may agree to in its sole discretion)."

          (f)  Amendment to Section 3.4:   In the first sentence
of Section 3.4 the words "Commercial Loan Service Center" are hereby deleted, and the words "Payment Office set forth in
Schedule 9 attached hereto" are substituted in their stead.

          (g)  Amendments to Section 6.13:   Section 6.13 is
hereby amended and restated as follows:

          Section 6.13  Minimum Tangible Net Worth.
     Borrower shall maintain on a consolidated basis as of the end of each fiscal quarter a Tangible Net Worth equal to or greater than the sum of (a) Two Hundred Twenty-five Million Dollars ($225,000,000), (b) seventy-five percent (75%) of Borrower's Net Income for each fiscal quarter after the fiscal quarter ended November 28, 1996 in which Borrower has a positive Net Income, and (c) seventy-five percent (75%) of the amount, if any, by which the shareholders' equity of Borrower has increased since the fiscal quarter ended November 28, 1996 as a result of the issuance of common stock or the conversion of debt securities into common stock. In the event that Borrower sells all or substantially all of the capital stock of Micron Custom Manufacturing Services, Inc., the amount set forth in clause (a) of the preceding sentence shall be adjusted by an amount such that the difference between the sum of clauses (a) through (c) of the preceding sentence and the Tangible Net Worth of Borrower shall be neither increased or decreased as a result of such sale. Such adjustment shall be effective as of and after the end of Borrower's fiscal quarter during which such sale or other disposal occurred.

          (h)  Amendments to Section 6.15:   Section 6.15 is
hereby amended and restated as follows:

          Section 6.15  Maximum Funded Debt to EBITDA Ratio.
     Borrower shall maintain as of the last day of any fiscal quarter, a Funded Debt to EBITDA Ratio of not more than the ratio set forth below:

          For Fiscal
          Quarters Ending               Maximum Ratio

          On or after
          November 27, 1997
          and before
          March 3, 1999                 2.00 to 1

          On or after
          March 3, 1999                 1.50 to 1

     As used herein, "Funded Debt to EBITDA Ratio" means, as of any date of determination, the ratio of (a) Funded Debt of Borrower on a consolidated basis on such day to
     (b) EBITDA of Borrower on a consolidated basis for the period consisting of the four (4) consecutive fiscal quarters ending on such day. In the event that Borrower sells all or substantially all of the capital stock of Micron Custom Manufacturing Services, Inc., the EBITDA used to calculate the Funded Debt to EBITDA Ratio as of and after the last day of the fiscal quarter during which such sale occurred, shall exclude any gains or losses attributable to such sale.

          (i)  Amendments to Section 6.16:   Section 6.16 is
hereby amended and restated as follows:

          Section 6.16  [INTENTIONALLY BLANK].

          (j)  Amendments to Section 9.6:   The following is here
added to the end of Section 9.6:

     If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

          (k)  Amendments to Section 11.5:   In the first
sentence of Section 11.5 the words "under its name on the signature pages hereof" are hereby deleted, and the words "in
Schedule 9 attached hereto" are substituted in their stead.

          (l)  Addition of Schedule 9:   Schedule 9 is hereby
added as set forth in Schedule 9 attached hereto.

     4. Amendment to Notes. In Paragraph No. 1 of each Note the words "Commercial Loan Service Center, Fifth Avenue Plaza Building, 13th Floor, 800 Fifth Avenue, Seattle, Washington 98104" are hereby deleted, and the words "Payment Office located at the address set forth in Schedule 9 to the Credit Agreement" are substituted in their stead.

     5. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Consent and Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a)  Delivery of Amendment.  Borrower, Agent and each
Lender shall have executed and delivered counterparts of this Consent and Amendment to Agent.

          (b) Corporate Authority. Agent shall have received in form and substance reasonably satisfactory to it a Certificate of Secretary of Borrower certifying that: (1) the Board of Directors Resolutions dated March 31, 1997 (the "Board Resolutions") which were attached to the Certificate of Secretary of Borrower dated June 27, 1997 delivered to Agent in connection with the execution and delivery of the Credit Agreement (the "Secretary Certificate"), have not been amended, annulled, rescinded or revoked and remain in full force and effect and that there exist no other resolutions of the Board of Directors of Borrower relating to the matters set forth in the Board Resolutions;
(2) the Articles of Incorporation and Restated Bylaws which were attached to the Secretary Certificate have not been modified since prior to June 27, 1997; (3) no proceeding for the amendment or modification of or for any other change in the Articles of Incorporation and Restated Bylaws referred to in clause (2) hereof or for the merger, consolidation, liquidation or dissolution of Borrower has been taken since June 27, 1997, and no such action is pending; and (4) the person who has signed the Amendment on behalf of Borrower continues to be duly elected to the office or offices of Borrower set forth opposite their name on the Secretary Certificate

          (c)  Representations True; No Default.  The
representations of Borrower as set forth in Article 5 of the Credit Agreement shall be true on and as of the date of this Consent and Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Consent and Amendment.

     6. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Consent and Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     7. No Further Amendment. Except as expressly modified by this Consent and Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Consent and Amendment and the closing of the transactions contemplated hereby and thereby.

     8.   Miscellaneous.

          (a) Entire Agreement. This Consent and Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          (b) Counterparts. This Consent and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Consent and Amendment.

          (c) Governing Law. This Consent and Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (d)  Oral Agreements Not Enforceable.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
     EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT
     OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

     BORROWER:                MICRON ELECTRONICS, INC.



                              By /s/ T. Erik Oaas
                                ---------------------------------
                                Its Executive Vice President, Finance,
                                    Chief Financial Officer

                              LENDERS:  BANK OF AMERICA NATIONAL
                              TRUST AND SAVINGS ASSOCIATION



                              By /s/ Michael J. McCutchin
                                ---------------------------------
                                Its Managing Director


                              U.S. BANK NATIONAL ASSOCIATION



                              By /s/ Ross Beaton
                                ---------------------------------
                                Its Vice President


                              ABN AMRO BANK, N.V.


                              By /s/ Lei-Lei Miao
                                ---------------------------------
                                Its Vice President



                              By /s/ Chris Sievers
                                ---------------------------------
                                Its Senior Vice President


                              DEUTSCHE BANK AG, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH



                              By /s/ Susan L. Pearson
                                ---------------------------------
                                Its Vice President



                              By /s/ Andreas Neumeier
                                ---------------------------------
                                Its Vice President


                              FLEET NATIONAL BANK



                              By /s/ Frank H. Benesh
                                ---------------------------------
                                Its Vice President


                              KEYBANK NATIONAL ASSOCIATION



                              By /s/ J. T. Taylor
                                ---------------------------------
                                Its Assistant Vice President


                              THE BANK OF NOVA SCOTIA


                              By /s/ Maarten Van Otterloo
                                ---------------------------------
                                Its Senior Relationship Manager


                              THE SUMITOMO BANK, LIMITED


                              By /s/ Goro Hirai
                                ---------------------------------
                                Its Joint General Manager


                              AGENT:  BANK OF AMERICA NATIONAL
                              TRUST AND SAVINGS ASSOCIATION


                              By /s/ Michael J. McCutchin
                                ---------------------------------
                                Its Managing Director


                              CO-AGENTS:  BANK OF AMERICA NATIONAL
                              TRUST AND SAVINGS ASSOCIATION



                              By /s/ Michael J. McCutchin
                                ---------------------------------
                                Its Managing Director


                              U.S. BANK NATIONAL ASSOCIATION



                              By /s/ Ross Beaton
                                ---------------------------------
                                Its Vice President

                           SCHEDULE 9


             OFFSHORE AND DOMESTIC LENDING OFFICES,
                     ADDRESSES FOR NOTICES


MICRON ELECTRONICS, INC.

Micron Electronics, Inc.
900 East Karcher Road
Nampa, ID  83687
Attention:     T. Erik Oaas
               Executive Vice President - Finance
               and Chief Financial Officer
               Telephone:     (208) 893-3805
               Facsimile:     (208) 898-7395

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent

Address for Notices of Borrowing and
Notices of Conversion/Continuation:

Bank of America National Trust
  and Savings Association
Agency Management Services #5596
1850 Gateway Boulevard, 11th Floor
Concord, CA  94520-3281
Attention:     Blanca Vinje
               Sr. Associate Agency Officer
               Telephone: (510) 675-8432
               Facsimile: (510) 675-8500

Notices (other than Notice of Borrowing
and Notices of Conversion/Continuation):

Bank of America National Trust
  and Savings Association
Credit Products - High Technology - #3697
555 California Street, 41st Floor
San Francisco, CA  94104-1502
Attention:     Michael J. McCutchin
               Managing Director
               Telephone:     (415) 622-4589
               Facsimile:     (415) 622-2385

Bank of America National Trust
  and Savings Association
Credit Products - High Technology - #3697
555 California Street, 41st Floor
San Francisco, CA  94104-1502
Attention:     Carl Fye
               Telephone:     (415) 953-6903
               Facsimile:     (415) 622-2385

Domestic and Offshore Lending Office:

Bank of America National Trust
  and Savings Association
ABA No. 121-000-358
1850 Gateway Boulevard, 4th Floor
Concord, CA  94520
Account No.:   12336-15795
Reference:     Micron Electronics, Inc.

U.S. BANK NATIONAL ASSOCIATION

U.S. Bank National Association
Oregon Commercial Banking Division
111 S.W. Fifth Avenue, Suite 400
Portland, OR  97204
Attention:     Ross A. Beaton
               Treasury Director
               Telephone:     (503) 275-3660
               Facsimile:     (503) 275-5795
Attention:     Richard Glassman
               Telephone:     (503) 275-5172
               Facsimile:     (503) 275-5795

ABN AMRO BANK, N.V.

ABN AMRO Bank, N.V.
600 University Street, Suite 2323
Seattle, WA  98101
Attention:     Lee-Lee Miao
               Telephone:     (206) 587-2330
               Facsimile:     (206) 682-5641

DEUTSCHE BANK AG

Deutsche Bank AG, New York Branch
and/or Cayman Islands Branch
50 California Street, Suite 1500
San Francisco, CA  94111
Attention:     Ross A. Howard
               Director
               Telephone:     (415) 439-5225
               Facsimile:     (415) 439-5215

FLEET NATIONAL BANK

Fleet National Bank
MA BOF 04 M
75 State Street
Boston, MA  02109
Attention:     Frank Benesh
               Vice President
               Telephone:     (617) 346-0617
               Facsimile:     (617) 346-0568

KEYBANK NATIONAL ASSOCIATION

KeyBank National Association
700 Fifth Avenue, 48th Floor
Seattle, WA  98104
Attention:     J.T. Taylor
               Assistant Vice President
               Telephone:     (206) 684-6037
               Facsimile:     (206) 684-6035

THE BANK OF NOVAL SCOTIA

The Bank of Noval Scotia
580 California Street, Suite 2100
San Francisco, CA  94104
Attention:     Maarten Van Otterloo
               Telephone:     (415) 616-4161
               Facsimile:     (415) 397-0791

THE SUMITOMO BANK, LIMITED

The Sumitomo Bank, Limited
Credit Control
777 South Figueroa Street, Suite 2600
Los Angeles, CA  90017-3138
Attention:     Amy Wong
               Telephone:     (213) 955-0801
               Facsimile:     (213) 623-6832

and

The Sumitomo Bank, Limited
1201 Third Avenue, Suite 5320
Seattle, WA  98101
Attention:     Bob Granfelt
               Vice President
               Telephone:     (206) 223-4050
               Facsimile:     (206) 623-8551